UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 2, 2020

Change Healthcare Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38961	82-2152098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Lebanon Pike, Suite 1000

Nashville, Tennessee 37214

(Address of Principal Executive Offices) (Zip Code)

(615) 932-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CHNG	The Nasdaq Stock Market LLC
6.00% Tangible Equity Units	CHNGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On Wednesday, September 2, 2020, Change Healthcare Inc. (the “Company”) held its Annual Meeting of Stockholders for the fiscal year ended March 31, 2020, and the following matters were submitted to a vote of the stockholders:

Proposal One: Election of Directors

Director Nominees	For	Withhold	Broker Non-Votes
Neil E. de Crescenzo	246,644,483	805,647	28,390,734
Howard L. Lance	246,445,970	1,004,160	28,390,734
Nella Domenici	246,909,128	541,002	28,390,734
Nicholas L. Kuhar	181,820,853	65,629,277	28,390,734
Diana McKenzie	246,621,808	828,322	28,390,734
Bansi Nagji	181,824,744	65,625,386	28,390,734
Philip M. Pead	246,509,442	940,688	28,390,734
Phillip W. Roe	239,075,390	8,374,740	28,390,734
Neil P. Simpkins	181,819,301	65,630,829	28,390,734
Robert J. Zollars	180,815,709	66,634,421	28,390,734

Proposal Two: Advisory Vote to Approve Executive Compensation (Say-on-Pay)

For	Against	Abstain	Broker Non-Votes
243,700,371	3,664,136	85,623	28,390,734

Proposal Three: Advisory Vote to Approve the Frequency of Say-on-Pay Vote

One Year	Two Years	Three Years	Abstain
242,764,765	2,460,730	2,171,329	53,306

Consistent with the recommendation of the Board of Directors (the “Board”), the Company’s stockholders cast the greatest number of votes in favor of holding future say-on-pay advisory votes on an annual basis. The Board has determined, consistent with the vote of the Company’s stockholders and in accordance with the Board’s previous recommendation, that the Company will hold advisory votes on named executive officer compensation on an annual basis until the next required advisory vote on the frequency of say-on-pay votes is presented to stockholders, which is expected to occur no later than the Company’s 2026 annual meeting of stockholders.

Proposal Four: Ratification of the Appointment of Deloitte and Touche LLP as the Independent Registered Public Accounting Firm for the Company for Fiscal Year 2021

For	Against	Abstain
275,351,364	428,404	61,096

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANGE HEALTHCARE INC.

By:	/s/ Loretta A. Cecil
Name: Loretta A. Cecil
Title: Executive Vice President, General Counsel

Date:  September 4, 2020